                   OPPENHEIMER MAIN STREET OPPORTUNITY FUND(R)
                      Supplement dated July 23, 2004 to the
                       Statement of Additional Information
                            dated September 24, 2003

This supplement  amends the Statement of Additional  Information  ("SAI") of the
Fund and is in addition to any existing supplements to the Fund's SAI:

1.   The supplement dated January 12, 2004 is hereby withdrawn.

2.   The first paragraph of the section titled "Futures"  beginning on page 9 is deleted and replaced with the following:

     Futures.  The Fund can buy and sell  futures  contracts  that relate to (1)
     broadly-based  stock  indices  (these  are  referred  to  as  "stock  index futures"),  (2)  securities  indices  (these are referred to as  "financial futures"),  (3)  foreign  currencies  (these are  referred  to as  "forward contracts") and (4) an individual stock ("single stock futures").

     and the following is added as the third paragraph of that same section:

     A single stock future obligates the seller to deliver (and the purchaser to
     take)  cash  or  a  specified   equity   security  to  settle  the  futures
     transaction.  Either party could also enter into an offsetting  contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

3.   Effective  December 2, 2003,  the first  paragraph  of the  section  titled
     "Regulatory  Aspects of  Hedging  Instruments"  on page 15 is  deleted  and replaced with the following:

     o    Regulatory  Aspects of Hedging  Instruments.  The Commodities  Futures
          Trading  Commission (the "CFTC")  recently  eliminated  limitations on futures trading by certain  regulated  entities  including  registered investment  companies.  Consequently,  registered investment companies may engage in  unlimited  futures  transactions  and  options  thereon provided  that the Fund  claims  an  exclusion  from  regulation  as a commodity pool  operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange
          Act  ("CEA").  The Fund may use  futures  and  options for hedging and non-hedging  purposes  to the extent  consistent  with its  investment objective,  internal risk management  guidelines adopted by the Fund's investment  advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

4.   The following is added as a new caption under "Investment  Restrictions" on page 18:

          Does  the  Fund  Have  Additional   Restrictions  That  Are  Not
          "Fundamental" Policies?

          The Fund has an additional operating policy that is not "fundamental,"
          and which can be changed by the Board of Trustees without  shareholder approval:

          o    The Fund  cannot  invest in the  securities  of other  registered investment  companies or  registered  unit  investment  trusts in reliance on  sub-paragraph  (F) or (G) of section 12(d)(1) of the
               Investment Company Act.

5.   On December 31, 2003,  Charles Albers retired from  OppenheimerFunds,  Inc.
     Effective  September 30, 2003 and lasting until the end of 2003, Mr. Albers retained an advisory role with respect to the Fund.

July 23, 2004                                                      PX0731.009